UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2009

Commission File Number of issuing entity:
333-159791-02

SEQUOIA MORTGAGE TRUST 2010-H1

(Exact name of issuing entity)

Commission File Number of depositor:
333-159791-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC.

 (Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

The materials attached hereto represent preliminary communications regarding a potential mortgage pool.  The information in these materials does not represent the final pool composition and has been superseded by more current information. In particular, a significant portion of the mortgage loans described in these materials are not included in the final mortgage pool. These materials are being filed based on the Depositor's view of its filing requirements.

THESE MATERIALS HAVE BEEN SUPERSEDED IN THEIR ENTIRETY.

Item 9.01.                Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable.

(d)          Exhibits: The following are filed as Exhibits to this report:

Exhibit
Number

10.1           Collateral Term Sheet, dated November 19, 2009, including collateral tables.

10.2           Collateral Term Sheet, dated November 19, 2009, including a preliminary collateral mortgage loan tape.

10.3           Collateral Term Sheet, dated January 13, 2010, including collateral tables.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:  /s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

Dated:  April 27, 2010

Exhibit 10.1

Collateral Term Sheet, dated November 19, 2009, including collateral tables.

Exhibit 10.2

Collateral Term Sheet, dated November 11, 2009, including a preliminary collateral mortgage loan tape.

Exhibit 10.3

Collateral Term Sheet, dated January 13, 2010, including collateral tables.